UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

Alexandre de Takacsy, President

Hottinger et Cie

3 Place des Bergues

C.P. 395

CH-1201 Geneva

Switzerland

Registrant’s telephone number, including area code: 1-888-SWISS-00

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

David R. Bock

Director

Jean-Marc Boillat

Director

Richard A. Brealey

Director

Alexandre de Takacsy

President

Director

Claude W. Frey

Director

Claus Helbig[1]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[1]

Director

Stephen K. West, Esq.[1,3,4]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Rudolf Millisits

Chief Executive Officer

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Secretary

Patrick J. Keniston

Chief Compliance Officer

[1] Audit Committee Member [2] Audit Committee Chair	[3] Governance/Nominating Committee Chair [4] Pricing Committee Chair

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Basel, Brig, Geneva, Luxembourg, Sion, Vienna, London, Paris, New York, Toronto and the Bahamas.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Market Review

Self-sustaining economic expansion characterized the macro-economic environment at the beginning of the second quarter this year. Global economic growth slowed and began to stabilize during this period, partially due to increasing risks such as the removal of various supports (e.g., the Federal Reserve’s second round of quantitative easing (“QE2”)), the expiration of other temporary stimulus efforts from governments and central banks and rising energy costs. During this period, the global industrial production cycle also shifted as the positive impulse from the sale of existing inventories faded while demand also slowed. This shift was reflected in the world manufacturing Purchasing Managers Indexes, which indicated a decelerating rate of expansion, with more than 85% of countries above the expansion and contraction level of 50 but with less than 25% of such countries expanding on a month-over-month basis. Investors’ risk appetite declined further in June. Indeed, economic data was surprisingly negative, particularly in the United States, with ongoing widespread disruption to supply chains after the earthquake in Japan in March, continued high inflation in the emerging markets countries and a further deterioration in the Greek debt situation. This led the International Monetary Fund (“IMF”) to reduce its worldwide growth forecast for 2011 by 0.1% to 4.3%.

The IMF reduced its forecast for U.S. growth from 2.8% to 2.5%, due to ongoing deflationary concerns arising from low interest rates, weak lending activity and a continued expansion of the Federal Reserve’s balance sheet, which restrains its capacity to be more accommodative. A dramatic shift of debt from the private to the public sector after the 2008 financial crisis also has limited the U.S. government’s ability to use fiscal policy to address this economic “soft patch.” As a result, U.S. government bonds have experienced a surprising rally, pushing down 10-year U.S. Treasury bond yields to less than 2.9%.

In spite of all the negative headlines regarding the sovereign debt crisis facing several countries in Europe, the European economic recovery has strengthened compared to the United States, with gross domestic product (“GDP”) growth up by 3.4% in the first quarter of this year, underpinned by strong investment and export demand. Indeed, offsetting the IMF’s downward revision to the U.S. growth forecast were upward revisions to the core European outlook, led by Germany. However, leading indicators suggested that growth in most Eurozone countries was decelerating slightly, as business sentiment indicators have declined in recent months and industrial production has slackened. With respect to Greece, the Greek Parliament voted in favor of new austerity plans comprising 28 billion euros in fiscal consolidation and 50 billion euros in privatizations. This vote permitted the EU and the IMF to release a 12 billion euro loan that Greece needed to avoid defaulting on its sovereign debt obligations. Leading European governments and banks have agreed to provide aid to Greece in the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

amount of 159 billion euros. Greece’s capacity to comply with the new program will be severely tested in coming months, but the European Central Bank (“ECB”) is strongly committed to addressing the larger debt situation and has purchased more than 75 billion euros’ worth of government bonds from various European countries (16% of the total Portuguese, Greek and Irish bonds outstanding). Indeed, the ECB stated that any downgrade of Greek sovereign bonds by rating agencies to “selective default” would be unacceptable.

In the emerging market countries and particularly in Asia, economic data has been more in line with prior forecasts, with the IMF leaving its estimates for the Asian emerging markets unchanged. Headline inflation rates in emerging market countries likely peaked and should come down steadily over the next few quarters. Recent improvements have resulted primarily from rapidly declining food price pressures, especially in China. Of all the emerging market economies, China and India have been most decisive in their monetary policies in recent quarters. In China, monetary growth has dropped below the Chinese Central Bank’s target rate, and credit growth has been reduced below GDP growth. Both countries are still halfway through their urbanization and industrialization processes, which continues to bode well for sustained growth going forward.

On the inflation front, the U.S. Consumer Price Index has continued to accelerate with headline inflation approaching 4.0%, and even core inflation has continued to accelerate to 1.5%. However, the U.S. policy response has been very different compared to the European response, with the Federal Reserve focused on ensuring that the U.S. economic recovery remains intact rather than worrying about inflationary pressure. In Europe, in response to inflationary pressures, the ECB increased interest rates twice. This was done, on the back of German unemployment rates already below pre-crisis levels, to curb rising inflation in Germany even though inflation remained contained in peripheral European countries.

This mildly positive global macro-economic scenario remains vulnerable to global shocks such as the effect of the European sovereign debt crisis, rising concern over the U.S. debt-ceiling and the effect of the turmoil in the Middle East on oil prices. It is possible that this economic “soft patch” could become more protracted, especially given the leveraged nature of Western economies and the limited available policy options. Moreover, a potential bailout plan in China might be considered for provincial governments facing real estate financial issues after the dramatic infrastructure spending and over-investment during the past years.

In this context, global equities have remained range-bound in the first half of 2011, as they continue to suffer from recurring macro-economic concerns in spite of strong corporate fundamentals. Returns were

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

moderate and the market was characterized by a lack of sector leadership with rapid rotation. Companies are facing a mid-cycle slowdown as well, sanctioned by earnings downgrades and reaching peaks in margins. Management still expects most of the headwinds (i.e., turmoil in the Middle East, softer macro-economic data, weaker earnings momentum and weak government finances) to persist in the near-term limiting the uptrend of the market, while equity markets could resume their upward trend later in the year on improved macro-economic data and compelling valuations both from a historic perspective and as compared to other asset classes. Swiss equities should continue to present opportunities in the various phases of the economic cycle.

Swiss Economy Review

Switzerland continues to benefit from a stable and desirable fiscal situation compared to other developed nations. Switzerland has a debt-to-GDP ratio slightly above 30%, while a 0.3% GDP surplus is projected to gradually increase to around 0.5% over the next two years. Swiss economic growth slowed in the first quarter mainly because domestic demand came to a standstill and investments in equipment as well as inventories were subdued. By contrast, Swiss exports benefited from extremely resilient and robust worldwide demand, particularly from Germany and Asia (with emerging markets accounting for 50% of total export growth), even in spite of the strength of the Swiss franc. Exports of machines, metals and watches, among other goods and services, increased notably. The level of capacity utilization in the Swiss economy also rose. High construction activity also was a key catalyst for the Swiss GDP reaching a record level, as residential construction continued to surge, supported by low interest rates and continued immigration. The May unemployment report highlighted the solid state of the labor market, with the unemployment rate dropping to 2.9% (equal to the rate in November, 2008). The lack of skilled labor, however, continued to create a challenging environment for the Swiss corporate sector. Economic as well as consumer sentiment indicators are still at levels where the Swiss National Bank (“SNB”) would normally raise interest rates. However, due to the strength of the Swiss franc, current inflation expectations and the larger concerns about the European sovereign debt situation, normalization of Swiss monetary policy is very unlikely for the foreseeable future.

On the foreign exchange markets, the U.S. dollar remained weak, depreciating by more than 8.5% against the Swiss franc during the second quarter of the year. The euro lost ground in May when concerns about the European government bond markets reappeared with Portugal’s bailout plan from the EU and the IMF, as well as fears over the restructuring of Greece’s debt. As a result, and despite the hawkish stance from ECB President Trichet who is targeting price stability in the medium-term, the euro depreciated by 6.3% against the Swiss franc

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

during the second quarter of the year. Needless to say, the Eurozone has recovered gradually, but the Swiss franc continued to serve as a safe haven investment in the first half of this year.

Sector Review

Consumers

In the food and beverage segment, the emerging market countries continued to offer attractive business expansion opportunities. Nestlé continued to identify strategic targets in those markets, as seen by the recent equity partnership in Yinlu Foods Group, a Chinese food company that already was a co-manufacturer for Nescafé, a well-established Nestlé brand in China along with Nan, Maggi and KitKat. Interest in the medical food segment, which still represents a small part of Nestlé’s activities, continues to increase as seen by the acquisition in May of a U.S. medical nutrition company, Prometheus Laboratories, by Nestlé Health Science. Nestlé also reaffirmed that it will not sell its stake in the French company L’Oréal before 2014 when its right of first refusal ends.

The personal goods and services segment was one of the best performers during the second quarter. The consumer discretionary sector continued to be lifted by the wave of consumer spending in the emerging market countries. Despite high expectations, negative currency implications and tight supply, Swatch and Richemont performed quite well. Export demand continued to be very strong during the second quarter and margin pressure due to the strength of the Swiss franc was partially offset by increases in sales prices. The luxury goods industry has a key differentiating factor in the current environment, namely, the pricing power of its brands.

The growth in watch sales was broad-based and observed across price ranges. By region, the demand was sustainable in Asia (excluding Japan), followed by the United States and Europe. Chinese authorities may take some initiatives to stimulate domestic spending by reducing import taxes on luxury goods. The fine jewelry market is rising at a steady pace as seen by Cartier’s growth. In the Asia Pacific region, the jewelry segment may become the faster growth luxury goods segment surpassing the watch industry.

Industrials

Industrial companies in the manufacturing and service areas performed in line with the Swiss Performance Index (“SPI”) during the quarter, registering negative performance of 3.5% (in Swiss franc terms). However, ABB, which makes up 50% of that sector, clearly outperformed its smaller Swiss peers. ABB’s first quarter numbers showed that pricing pressure due to the competition in the emerging markets was lower than expected, early cycle business like industrial automation continued on its strong path and late cyclical power business started to improve. On the other side, smaller companies, such as Schweiter and Burckhardt Compression, after having rebounded strongly in 2010, reported some margin pressures due to the appreciation in the Swiss franc and raw material cost increases. As a result, the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

performance of the Fund, which is overweight in the small- to mid-capitalization segment of the industrial sector, was penalized by that exposure.

Overall, Management believes that companies like Zehnder, Sulzer and Burckhardt, which have sales that are driven by energy conservation and trends in new energy generation, should continue to grow their business above the business cycle trend. Currently, small- and mid-capitalization stocks are more subject to profit-taking by investors and more earnings volatility caused by currency fluctuations than the larger companies. During the second quarter, the small- and mid-capitalization companies underperformed the large capitalization companies significantly, -6.35% versus -0.78%, respectively, across all sectors, as illustrated by their respective indexes. As a result, Management has continued to selectively reduce the Fund’s exposure to certain smaller sized companies that are more cyclical in nature.

In general, despite the double negative influence of a strong Swiss franc on exporters’ margins and sales growth and the increase in input costs, Swiss industrial companies should be quite resilient as a result of their conservative balance sheets and lean cost structure.

Energy

Despite strong oil prices and attractive prospects for capital expenditures by the major oil companies, whether independent or national producers, the energy service sector was one of the worst performing sectors of the Swiss equity market. Weatherford International and Transocean each were down by almost 25% in Swiss francs.

Weatherford encountered margin issues in its international business as it was negatively affected by the turmoil in the Middle East and North Africa. On the other side, the U.S. business was strong but the market had expected that the international business would make a bigger contribution, as was the case for other companies in the sector. Transocean was negatively affected by its exposure to the weak Gulf of Mexico activity and therefore could not benefit fully from the larger rebound in the ultra-deep ocean business. Its margins were affected by cost increases linked to increased compliance and certification requirements. Finally, the fleet utilization in the first quarter of 2011 fell compared to the first quarter of 2010, mainly due to the conservative policy of management concerning capital expenditures and investment. Other companies are benefiting from younger fleets. In addition, British Petroleum (BP) filed a lawsuit against Transocean in April over the cost it incurred in the Macondo accident, alleging that every safety system, device and well control procedures on the platform failed because of Transocean’s misconduct. To date, Transocean has not admitted any mishandling of the situation. It remains to be seen if BP can recover some of the cost linked to the disaster from the drilling contractor.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Valuation of Swiss energy service companies is very low and energy service is a growing sector. Management has gradually reduced the Fund’s exposure in the sector to an underweight position and will continue to assess the execution of Weatherford and Transocean, as the two companies underperformed their international peers for the second quarter in a row.

Healthcare

Worldwide healthcare indices had a positive return for the second quarter in an unstable environment influenced by the European debt situation and investor concern about the outcome of the Federal Reserve’s QE2 program. The MSCI Healthcare Index ended June with a positive total return of 8.1% compared to a flat return for the MSCI World Index. The performance of Swiss pharmaceutical stocks started to lose momentum in June after a strong technical rebound earlier in the year. During the second quarter, Roche gained nearly 10% in relative terms compared to the SPI and ended the period with a positive return of 6.7%. The performance of the pharmaceutical industry reflects its defensive character, its sustainable dividend yield and the relatively low valuation of stocks at 11 times 2011 earnings per share.

The recent outperformance of Roche was mainly triggered by the perceived relative attractive valuation of the sector and on encouraging information from Roche about its oncology pipeline ahead of the well-attended ASCO (American Society of Clinical Oncol-

ogy) meeting in June. For the past two years, the stock’s depressed performance reflected the lack of catalysts and successive disappointing results in terms of product pipeline development. Novartis’ figures showed solid underlying growth, despite the dilution impact by the merger with Alcon. Alcon’s eye care business is expected to grow above the pharmaceutical industry rates, at a high single digit rate, and should contribute to the profitability of the group. To reverse the effect of the dilution from the merger, Novartis established a share buyback program that continued to be effective in the second quarter. The market has discounted the positive news flow and has underestimated the market potential of newly-introduced drugs on the market, such as Gilenya, where Novartis has the monopoly on building up the oral multiple sclerosis franchise. The recognition of the pharmaceutical division as a contributor to growth for the group should translate to significant upgrade potential for earnings in the years ahead.

Interest in the biotech sector picked up recently as demonstrated by the outperformance of the Nasdaq Biotech Index compared to worldwide indices. In Switzerland, however, the sector continued to be under pressure as Actelion was sued by Asahi Kasei Pharma. Actelion was awarded a penalty fee by the California Superior Court on a licensing dispute between the two companies. At the general shareholders meeting in May, Actelion’s shareholders reiterated their confidence in the company’s management and re-elected all members of the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Board, counteracting all proposals submitted by the activist manager, Elliott Advisors. Addex is undergoing organizational changes with the departure of the company’s CEO and the reprioritization of existing projects.

Chemicals

In varying degrees within the chemical industry, companies were negatively affected by increases in raw material prices. The European chemical sector is trading at a 10% premium on average to its long-term average multiples. The fine chemical manufacturer, Givaudan, should continue to grow revenues at a low single digit rate with a mix of volume and price increases. The company, which underperformed the flavor and fragrance market since the beginning of the year, is expected to return 60% of free cash flow to shareholders in the next three years through a combined share buyback program and extraordinary dividends.

The integration of the crop protection and seeds businesses is well on track at Syngenta, with the objective to streamline product offerings to customers. Sales prediction should continue to bear the effect of seasonal fluctuations, such as unfavorable weather conditions observed in the first part of 2011, but the long-term fundamentals remain sound.

Banks and Insurance

The banks and insurance sectors were supported by a re-rating at the beginning of the year mostly attributed to a sector rotation and a technical rebound where the key catalysts coincided with abating Eurozone sovereign debt concerns and an improved global economic backdrop. For instance, insurance stocks, such as Swiss Life and Swiss Re, benefitted from rising interest rates and cost cutting. At that time, Management raised the Fund’s allocation to banks and insurance stocks, while still remaining significantly underweight compared to the SPI.

The European financial sector has faced an uncertain environment in 2011. Worries about the economic impact of the recent oil spike and the global mid-cycle slowdown weighed on investors’ willingness to invest in financial stocks. Furthermore, the first half of the year was characterized by a renewed focus on impending increases in regulatory oversight and compliance obligations (Basle III, Solvency II, EU and national regulators amendments), which will impose additional burdens on companies in this sector. Moreover, ongoing subdued investment activity and the strengthening of the Swiss franc detracted from returns for private banking companies. Insurance stocks have been hit by earthquakes, real estate issues, regulatory risks, reduced investment income as a result of low interest rates and trendless equity markets, as well as by concerns on exposure to the European peripheral countries.

From a Swiss standpoint, the banking sector was under pressure from ongoing discussions in bilateral negotiations on tax-related issues with Germany, the United Kingdom and the United States. For instance,

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

the Swiss-German negotiations are expected to conclude this summer, and likely will include an anonymous one-time tax levy on certain Swiss assets based on an investor’s current assets under management (or on the earnings on untaxed assets during the past ten years). Current market expectations for the one-time levy are along a 25-35% tax on the revenues during the past ten years. The final withholding tax on future revenues, with the proceeds then transferred to Germany, also is estimated at around 25%.

The Swiss financial sector also has suffered dramatically from the strong Swiss franc as, according to some studies, a 1% appreciation versus the U.S. dollar and the euro reduces pre-tax wealth management by 2%. A key concern over the last several quarters also was the reduced profitability of the investment banking segment due to meaningful regulatory headwinds and a lackluster operating environment. The higher level of capital required of banks under the Swiss Commission’s recommendations will create a challenging environment for the banking sector overall. The pre-crisis peak in return on equity likely will not be sustainable going forward due to the investment banking divisions of banks being a drag on overall results, compounded by ongoing risk aversion by clients and foreign exchange pressures.

Private Equity and Other Illiquid Investments

In the second quarter, a new illiquid direct private investment was made in Ixodes AG, which is a privately-held company that is active in the development and production of topical products for the treatment and prevention of infections related to tick bites. Ixodes has sizable market opportunities in Western and Eastern Europe. With the addition of the new investment, the Fund’s percentage of net assets invested in illiquid direct private investments amounted to 3.90%. The Fund’s total draw-downs in its two limited partnership investments, Aravis II and Zurmont Madison, represented 2.68% of the Fund’s net assets as of June 30, 2011. In the second quarter, Zurmont closed two new private equity transactions, with a majority participation in CCS Holding, an electronic engineering and manufacturing (EMS) company, in April 2011 that was complemented later by an add-on investment in Adaxys AG, another company that is active in the EMS market.

Outlook

The global economy is showing signs of slowing down. Public sector spending is weakening both in Europe and the United States. Consumer spending is expected to remain subdued as unemployment remains stubbornly high. China is expected to be in the final phase of tightening its monetary policy, but it is difficult to assess the potential level of slowdown in the Chinese economy as business activity tends to lag the monetary cycle. On the positive side, interest rates are expected to remain low and inflation appears to be transitory, which reinforces the attraction of stocks compared to other asset classes, especially because valuations are historically low. The equity markets might very well be

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

in a transition phase due to macro-economic uncertainties and currency volatility, however, over the medium term, the lack of alternatives should support equity prices.

Fund Performance Review

The Fund underperformed its benchmark, the SPI, in the first half of the year. The Fund was down 5.4%, whereas the SPI was down 1.8%, in Swiss francs. The small- and mid-capitalization segments of the Swiss market underperformed due to profit-taking, higher sensitivity to adverse currency movements and higher cyclicality of those companies’ earnings. In addition the dividend yield on smaller companies is about 1% lower than on larger companies, which is a handicap in the current environment. The Swiss Market Index was down 3.9% through the first half of the year. Nevertheless, the Fund’s value in U.S. dollar terms was boosted by the sharp appreciation of the Swiss franc versus the U.S. dollar. As a result, the Fund’s stockholders benefited from a 4.73% increase in the NAV in U.S. dollar terms and a 10.34% increase in the share’s market value compared to only a 6.02% increase in the S&P 500 Index.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer and Chief Financial Officer

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Indices Performance Comparison
Year to Date January 1, 2011 through June 30, 2011
Performance in Swiss Francs

Swiss Performance Index (SPI)	-1.83%

Swiss Helvetia Fund

Based on Net Asset Value	-5.36%

Change in U.S. Dollars vs. Swiss Franc	-9.67%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	4.73%

Based on Market Price	10.34%

S & P 500 Index	6.02%

MSCI EAFE Index	5.35%

Lipper European Fund Index (10 Largest)	8.92%

Lipper European Fund Universe Average	7.21%

Source: Citi Fund Services Ohio, Inc.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 6/30/11	Total return as of year ended December 31														Cumulative Performance 12/31/96- 6/30/11
		2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	-5.36%	7.64%	-5.05%	-28.19%	-2.67%	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	104.80%

Swiss Performance Index (SPI)	-1.83%	2.92%	23.18%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	126.29%

Swiss Market Index (SMI)	-3.87%	-1.68%	18.27%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	56.93%

iShares Switzerland[2]	-2.24%	3.24%	18.55%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	84.88%

CS EF (CH) Swiss Blue Chips[3,7]	-2.73%	1.51%	19.98%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	72.75%

UBS (CH) Equity Fund[4,7]	-3.40%	2.18%	22.44%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	78.20%

Pictet (CH)—Swiss Equities [5,7]	-3.88%	2.07%	27.00%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	92.68%

Saraswiss (Bank Sarasin)[6,7]	-2.72%	3.71%	18.62%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	64.19%

Sources : Bloomberg, management companies’ websites and Citi Fund Services, LLC.

[1]

Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

[2]

Shares of iShares MSCI Switzerland are traded on the NYSE Arca and seek to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. These stocks represent Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all of Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 12/31/09 = 1.03, 12/31/10 = 0.93, 6/30/11 = 0.84

[3]

This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

[4]

This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

[5]	This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.
[6]	This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.
[7]	These funds are not available for U.S. residents or citizens.
Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Review of Operations (Unaudited)

Trading activity for the six months ended June 30, 2011 involved changes in the following positions:

New Investments by the Fund

Actelion, Ltd.

AFG Arbonia-Forster Holding AG

Basilea Pharmaceutica AG

Biotie Therapies Oyj*

Bucher Industries AG

Holcim, Ltd.

Ixodes AG, Series B

Swiss Life Holding AG

Additions to Existing Investments

ABB, Ltd.

Aravis Biotech II — Limited Partnership

Burckhardt Compression Holding AG

Credit Suisse Group

Forbo Holding AG

Galenica AG

Roche Holding AG

SGS SA

Syngenta AG

UBS AG

Zehnder Group AG

Zurich Financial Services AG

Zurmont Madison Private Equity, Limited Partnership

Securities Disposed of / Expired

Clariant AG

Dufry Group

Flughafen Zuerich AG

Gategroup Holding AG

Georg Fischer AG

Mobimo Holding AG

Panalpina Welttransport Holding AG

Phoenix Mecano AG

PSP Swiss Property AG

Sika AG

Sonova Holding AG

Swiss Prime Site AG

Synosia Therapeutics Holding AG, Series A Preferred Shares*

Synosia Therapeutics Holding AG, Series B Preferred Shares*

Synosia Therapeutics Holding AG, Series C Preferred Shares*

Reductions in Existing Investments

Compagnie Financiere Richemont SA, Series A

Huber & Suhner AG

Meyer Burger Technology AG

Nestlé SA

Novartis AG

Schweiter Technologies AG

Sulzer AG

Swatch Group AG

Swissquote Group Holding SA

Temenos Group AG

Transocean, Ltd.

Weatherford International, Ltd.

*	As a result of a corporate merger, shares of Biotie Therapies Oyj were acquired in exchange for shares of Synosia Therapeutics Holding AG.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	June 30, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 86.12%

Banks — 6.52%

300,000	Credit Suisse Group[1] Registered Shares	$11,650,831	2.36%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $14,650,140)

1,130,000	UBS AG1,[2] Registered Shares	20,573,516	4.16%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $15,447,077)

		32,224,347	6.52%

Biotechnology — 3.16%

48,650	Actelion, Ltd. Registered Shares	2,392,632	0.48%
	Biotechnology company that develops and markets synthetic small-molecule drugs against diseases related to the endothelium. (Cost $2,494,563)

352,155	Addex Pharmaceuticals, Ltd.[2,3] Registered Shares	4,600,600	0.93%
	Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent. (Cost $17,167,028)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

48,500	Basilea Pharmaceutica AG2 Registered Shares	$3,536,698	0.72%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $3,693,035)

3,829,299	Biotie Therapies Oyj[2,4] Bearer Shares	2,660,739	0.54%
	Develops drugs that treat dependence disorders, inflammatory diseases, and thrombosis. (Cost $2,118,548)

3,029	NovImmune SA2,[4] Common Shares	2,439,029	0.49%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		15,629,698	3.16%

Chemicals — 3.96%

1,500	Givaudan SA Registered Shares	1,584,620	0.32%
	Manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $1,324,258)

53,300	Syngenta AG1 Registered Shares	17,965,012	3.64%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $16,659,623)

		19,549,632	3.96%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 3.60%

37,401	AFG Arbonia-Forster Holding AG Registered Shares	$1,365,892	0.28%
	Has positions as an integrated construction industry supplier, and in selected areas of technology. (Cost $1,538,873)

2,850	Belimo Holding AG Registered Shares	6,126,484	1.24%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $2,786,562)

5,498	Forbo Holding AG Registered Shares	4,165,943	0.84%
	Produces floor coverings, adhesives, and belts for conveying and power transmission. (Cost $2,960,499)

81,600	Holcim, Ltd. Registered Shares	6,149,073	1.24%
	Produces building materials. (Cost $6,527,095)

		17,807,392	3.60%

Energy — 2.50%

106,500	Transocean, Ltd. Bearer Shares	6,918,706	1.40%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $7,455,922)

No. of Shares	Security	Fair Value	Percent of Net Assets

Energy — (continued)

291,300	Weatherford International, Ltd.[2] Bearer Shares	$5,452,361	1.10%
	Provides equipment and services used for the drilling, completion, and production of oil and natural gas wells. Offers drilling and intervention services, completion systems, artificial lift systems, and compression services. (Cost $6,699,882)

		12,371,067	2.50%

Financial Services — 1.13%

14,700	Allreal Holding AG Registered Shares	2,417,993	0.49%
	Develops and manages real estate. Operates as a general contractor offering planning, architectural, and construction management services. (Cost $2,094,153)

59,000	Swissquote Group Holding SA Registered Shares	3,153,207	0.64%
	Operates an online trading system which offers customer real-time securities quotes on the Swiss Stock Exchange. (Cost $3,180,395)

		5,571,200	1.13%

Food & Beverages — 17.47%

135	Lindt & Sprüngli AG Registered Shares	4,913,391	0.99%
	Major manufacturer of premium Swiss chocolates. (Cost $471,625)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Food & Beverages — (continued)

1,312,300	Nestlé SA1 Registered Shares	$81,434,293	16.48%
	Largest food and beverage processing company in the world. (Cost $29,934,067)

		86,347,684	17.47%

Industrial Goods & Services — 15.34%

905,000	ABB, Ltd.[1] Registered Shares	23,431,116	4.75%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $21,646,736)

11,500	Bucher Industries AG Registered Shares	2,532,185	0.51%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $2,575,127)

34,300	Burckhardt Compression Holding AG Bearer Shares	10,428,503	2.11%
	Produces compressors for oil refining, the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $7,255,557)

6,440	Inficon Holding AG Registered Shares	1,343,069	0.27%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring systems. (Cost $581,616)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

8,100	Kaba Holding AG, Series B Registered Shares	$3,513,688	0.71%
Provides mechanical and electronic security systems. Offers individually tailored “Total Access Control” including high-security locking devices for heavy safes, modular access and time management applications, as well as no-contact identification technology.
	(Cost $3,048,081)

54,744	Kuehne + Nagel International AG Registered Shares	8,296,122	1.68%
	Transports freight worldwide. (Cost $4,438,559)

97,100	Meyer Burger Technology AG2 Bearer Shares	4,284,163	0.87%
	Manufactures industrial cutting equipment. Produces wire, band, ID, OD and diamond wire saws, and slurry reclamation equipment. (Cost $2,641,197)

3,635	Schweiter Technologies AG Bearer Shares	2,516,870	0.51%
Manufactures textile machinery used primarily in the production and treatment of yarn, thread and textile samples. Produces machines for the assembly and packaging of semiconductor devices.
	(Cost $2,067,924)

4,700	SGS SA Registered Shares	8,908,789	1.80%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $6,882,297)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

12,400	Sulzer AG Registered Shares	2,014,632	0.41%
	Manufactures and sells surface coatings, pumps, process engineering equipment, and fuel cells. (Cost $1,537,789)

2,757	Zehnder Group AG Bearer Shares	8,513,302	1.72%
	Produces bathroom radiators, electric and aluminium radiators, as well as steel radiators. (Cost $6,955,826)

		75,782,439	15.34%

Insurance — 3.23%

12,600	Swiss Life Holding AG Registered Shares	2,063,587	0.42%
	Financial services company that provides life and property insurance, institutional investment management, and private banking services. (Cost $2,159,923)

55,000	Zurich Financial Services AG1 Registered Shares	13,887,173	2.81%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $13,009,832)

		15,950,760	3.23%

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Technology — 1.25%

168,000	Kuros Biosurgery AG2,4 Common Shares	$3,232,304	0.65%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

3,731	Spineart SA2,4 Common Shares	2,968,848	0.60%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

		6,201,152	1.25%

Personal & Household Goods — 4.18%

170,400	Compagnie Financiere Richemont SA, Series A1 Bearer Shares	11,140,760	2.25%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $6,751,102)

18,900	Swatch Group AG Bearer Shares	9,512,850	1.93%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $5,723,844)

		20,653,610	4.18%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Pharmaceuticals — 20.14%

1,021,500	Novartis AG1 Registered Shares	$62,478,919	12.65%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $31,018,448)

221,600	Roche Holding AG1 Non-voting equity securities	37,029,834	7.49%
	Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs in the area of cardiovascular, infectious, autoimmune and respiratory diseases, dermatology, oncology and other areas (Cost $16,652,762)

		99,508,753	20.14%

Retailers — 2.64%

20,450	Galenica AG1 Registered Shares	13,066,627	2.64%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $10,231,775)

		13,066,627	2.64%

Technology — 1.00%

28,394	Huber & Suhner AG Registered Shares	1,868,204	0.38%
	Manufactures telecommunications products and polymer systems. Produces antenna systems, lightning protection, fiber optic cables and connectors, and hybrid cables. (Cost $1,706,990)

No. of Shares	Security	Fair Value	Percent of Net Assets

Technology — (continued)

99,282	Temenos Group AG2 Registered Shares	$3,053,924	0.62%
	Provides integrated software for the banking sector. (Cost $3,798,294)

		4,922,128	1.00%

	Total Common Stocks (Cost $294,578,101)	425,586,489	86.12%

Preferred Stocks — 1.62%

Biotechnology — 0.88%

6,000	Ixodes AG, Series B2,4 Preferred Shares	1,781,473	0.36%
	Restricted to the development and production of a topical product for the treatment of borreliosis-infection and the prevention of lyme-disease after a tick bite. (Cost $1,634,699)

3,162	NovImmune SA, Series B2,4 Preferred Shares	2,546,123	0.52%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		4,327,596	0.88%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — (continued)

Medical Technology — 0.74%

83,611	EyeSense AG, Series C2,4 Preferred Shares	$3,658,230	0.74%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $2,390,510)

		3,658,230	0.74%

	Total Preferred Stocks (Cost $6,087,516)	7,985,826	1.62%

Convertible Corporate Bond — 1.66%

Industrial Goods & Services — 1.66%

6,500,000	Adecco Investment Bond, 6.50%, 11/26/12 (Cost $6,387,196)	8,194,477	1.66%

	Total Convertible Corporate Bond (Cost $6,387,196)	8,194,477	1.66%

No. of Shares	Security	Fair Value	Percent of Net Assets

Private Equity Limited Partnerships — 2.68%

	Aravis Biotech Il — Limited Partnership[2,4] (Cost $2,070,060)	$2,444,821	0.49%

	Zurmont Madison Private Equity, Limited Partnership[2,4] (Cost $11,072,849)	10,785,198	2.19%

	Total Private Equity Limited Partnerships (Cost $13,142,909)	13,230,019	2.68%

	Total Investments* (Cost $320,195,723)	454,996,811	92.08%

	Other Assets Less Other Liabilities, net	39,124,727	7.92%

	Net Assets	$494,121,538	100.0%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]	Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities.

Name of Issuer	Shares Held as of 12/31/2010	Value as of 12/31/2010	Gross Additions	Gross Reductions	Income	Shares Held as of 6/30/2011	Value as of 6/30/2011
Addex Pharmaceuticals, Ltd.	352,155	$3,706,298	$—	$—	$—	352,155	$4,600,600

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	June 30, 2011

[4]

Illiquid securities and securities restricted as to resale. There is no public market for these securities. Securities priced at Fair Value as determined by the Board’s Pricing Committee. At the end of the period, the aggregate value of these securities amounted to $32,516,765 or 6.58% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 — June 3, 2011	$2,070,060
Biotie Therapies OYJ	October 17, 2008 —December 13, 2010†	2,118,548
EyeSense AG —Preferred Shares C	July 22, 2010	2,390,510
Ixodes AG, Preferred Shares B	April 7, 2011	1,634,699
Kuros Biosurgery AG	August 10, 2009 — August 28, 2009	2,516,639
NovImmune SA —Common Shares	October 7, 2009 — December 11, 2009	1,551,109
NovImmune SA —Preferred Shares B	October 7, 2009 — December 11, 2009	2,062,307
Spineart SA	December 22, 2010	2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 — June 14, 2011	11,072,849

		$28,040,050

†	Effective February 2, 2011, the Fund acquired shares of Biotie Therapies OYJ in exchange for shares of Synosia Therapeutics Holding AG which were acquired during the period noted.

*	Cost for Federal income tax purposes is $323,772,630 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$150,582,413
Gross Unrealized Depreciation	(19,358,232)

Net Unrealized Appreciation (Depreciation)	$131,224,181

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	20.14%
Food & Beverages	17.47%
Industrial Goods & Services	15.34%
Banks	6.52%
Personal & Household Goods	4.18%
Chemicals	3.96%
Construction & Materials	3.60%
Insurance	3.23%
Biotechnology	3.16%
Retailers	2.64%
Energy	2.50%
Medical Technology	1.25%
Financial Services	1.13%
Technology	1.00%
Private Equity Limited Partnerships	2.68%
Convertible Corporate Bond	1.66%
Preferred Stocks	1.62%
Other Assets and Liabilities	7.92%

100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statements of Assets and Liabilities (Unaudited)	June 30, 2011

Assets:
Unaffiliated investments, at value (cost $303,028,695)		$450,396,211
Affiliated investments, at value (cost $17,167,028)		4,600,600

Total investments at value (cost $320,195,723)		454,996,811

Cash		25,597,446
Foreign currency (cost $9,953,391)*		9,840,604
Interest and dividends receivable		41,139
Tax reclaims receivable		4,083,142
Prepaid expenses		60,582

Total assets		494,619,724

Liabilities:
Advisory fees payable (Note 2)		285,554
Other fees payable		212,632

Total liabilities		498,186

Net assets		$494,121,538

Composition of Net Assets:
Paid-in capital		286,000,152
Distributable earnings
Accumulated net investment income	4,061,979
Accumulated net realized gain from investments and foreign currency transactions	68,730,401
Net unrealized appreciation on investments and foreign currency	135,329,006

Total distributable earnings		208,121,386

Net assets		$494,121,538

Net Asset Value Per Share:
($494,121,538 ÷ 30,598,606 shares outstanding, $0.001 par value; 50 million shares authorized)		$16.15

*	Consists of 8,239,665 Swiss francs, 11,816 euros and 23,450 British pounds.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2011

Investment Income:
Dividends (less foreign tax withheld of $1,150,633)	$9,823,799
Interest	231,686

Total income	10,055,485

Expenses:
Investment advisory fees	1,783,364
Directors’ fees & expenses	275,665
Professional fees	301,471
Administration fees	161,169
Custody fees	43,563
Printing and shareholder reports	58,789
Accounting fees	57,024
Transfer agent fees	15,421
Compliance service fees	19,296
Miscellaneous	223,631

Total expenses before waivers	2,939,393
Less Administration fees waived	(6,000)

Total net expenses	2,933,393

Net investment income	7,122,092

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain from:
Investment transactions	47,680,957
Foreign currency transactions	649,060
Net change in unrealized appreciation/depreciation from:
Investments	(32,408,822)
Foreign currency translations	59,035

Net Realized and Unrealized Gain on Investments and Foreign Currency	15,980,230

Net Increase in Net Assets from Operations	$23,102,322

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2011¹	For the Year Ended December 31, 2010

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$7,122,092	$2,786,759
Net realized gain (loss) from:
Investment transactions	47,680,957	40,091,886
Foreign currency transactions	649,060	1,577,254
Written call options	—	(289,314)
Net change in unrealized appreciation/depreciation from:
Investments	(32,408,822)	28,345,024
Foreign currency translations	59,035	321,117
Written call options	—	(65,997)

Net increase in net assets from operations	23,102,322	72,766,729

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	—	(6,887,686)
Net realized capital gain	—	(8,010,348)

Total distributions to stockholders	—	(14,898,034)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	7,493,480	—
Value of shares repurchased through stock buyback	(3,783,384)	(24,485,169)

Total increase (decrease) from capital share transactions	3,710,096	(24,485,169)

Total increase in net assets	26,812,418	33,383,526
Net Assets:
Beginning of period	467,309,120	433,925,594

End of period (including accumulated net investment income (loss) of $4,061,979 and $(3,060,113), respectively)	$494,121,538	$467,309,120

¹	Unaudited

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six Months Ended June 30, 2011[1]	For the Years Ended December 31,
		2010	2009	2008	2007	2006
Per Share Operating Performance:
Net asset value at the beginning of period	$15.42	$13.39	$14.45	$19.34	$20.61	$17.47

Income from Investment Operations:
Net investment income[2]	0.23	0.09	0.06	0.08	0.02	0.02
Net realized and unrealized gain (loss) on investments[3]	0.52	2.31	(0.53)	(4.65)	1.98	5.14

Total from investment operations	0.75	2.40	(0.47)	(4.57)	2.00	5.16

Gain from capital share repurchases	0.01	0.12	— *	0.08	0.04	0.03
Capital charge resulting from the issuance of fund shares	(0.03)	—	—	(0.08)	(1.36)[4]	(0.07)

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	—	(0.23)	(0.22)	(0.08)	—	(0.03)
Distributions from net realized capital gains	—	(0.26)	(0.37)	(0.24)	(1.95)	(1.95)

Total distributions	—	(0.49)	(0.59)	(0.32)	(1.95)	(1.98)

Net asset value at end of period	$16.15	$15.42	$13.39	$14.45	$19.34	$20.61

Market value per share at the end of period	$14.94	$13.54	$11.62	$12.43	$16.50	$19.10

Total Investment Return[5,6]:
Based on market value per share	10.34%	20.79%	(1.20)%	(22.98)%	(3.39)%	37.64%
Based on net asset value per share	4.73%	19.38%	(2.07)%	(23.62)%	4.95%[7]	30.16%
Ratios to Average Net Assets[8]:
Net expenses	1.23%	1.34%	1.23%	1.10%	1.10%	1.17%
Gross expenses	1.23%[9]	1.38%[9]	1.23%	1.12%[9]	1.10%	1.17%
Net investment income	2.98%	0.66%	0.47%	0.49%	0.12%	0.09%
Supplemental Data:
Net assets at end of period (000’s)	$494,122	$467,309	$433,926	$469,062	$621,915	$502,815
Average net assets during the period (000’s)	$481,327	$424,627	$404,535	$554,386	$599,573	$484,631
Stockholders of record[1]	491	621	662	695	736	794
Portfolio turnover rate[6]	30%	61%	123%	66%	26%	34%

*	Amount is less than $0.01 per share.
[1]	Unaudited.
[2]	Calculated using the average shares method.
[3]	Includes net realized and unrealized currency gain and losses.
[4]	Issued in connection with rights offering.
[5]

Total investment return based on market value differs from total investment return based on net asset value due to changes in relationship between the Fund’s market price and its net asset value (“NAV”) per share.

[6]	Not annualized for periods less than one year.
[7]

Not including the rights offering dilution, the NAV performance as of 12/31/07 was 12.14%. This calculation was determined by adjusting the beginning NAV in the total return calculation by the per-share capital change resulting from the issuance of Fund shares.

[8]	Annualized for periods less than one year.
[9]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the last quoted bid and asked prices. When valuing fixed-income securities that mature within sixty days, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Swiss exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are no such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation in the case of purchased options or the last asked quotation in the case of written options; however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

The Fund is permitted to invest in alternative investments which do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The Fund’s investments of this type have been Fair Valued at $32,516,765, or 6.58% of the Fund’s net assets at June 30, 2011, and are listed in Note 4 to the Schedule of Investments. These investments also are considered Level 3 investments under GAAP as described below.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the Fair Value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2011:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$414,285,569	$—	$11,300,920	$425,586,489
Preferred Stock	—	—	7,985,826	7,985,826
Convertible Corporate Bond	—	8,194,477	—	8,194,477
Private Equity Limited Partnerships	—	—	13,230,019	13,230,019

Total Investments in Securities	$414,285,569	$8,194,477	$32,516,765	$454,996,811

*	Please see the Schedule of Investments for Industry classifications.

The inputs and valuation techniques used to value Level 2 securities, which consist of an exchange-listed corporate convertible bond, are based on a pricing service model, which may include consideration of dealer quotes, trade execution data, conversion prices compared to the current market quotation of the underlying stock and, when available, the last sale price on the exchange on which it trades.

Level 3 securities consist of the Fund’s investments in privately-held companies and the Fund’s investments in limited partnerships (“private equity partnerships”) that invest in privately-held companies which are listed in Note 4 to the Schedule of Investments.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes.

The Fund values its Level 3 investments in private equity partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates against the partnerships’ audited financial statements. In using the NAV as a practical expedient, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis.

The Fund has adopted a policy of recognizing significant transfers between all Levels based on their market prices at the reporting period end. For the six-month period ended June 30, 2011, there were no significant transfers between Level 1, Level 2, and Level 3.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine Fair Value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2010	$7,804,991	$5,650,685	$8,845,515	$22,301,191
Change in Unrealized Appreciation/Depreciation	1,377,381	965,806	1,480,681	3,823,868
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	2,118,548	3,487,883	2,903,823	8,510,254
Gross Sales	—	(2,118,548)	—	(2,118,548)

Balance as of June 30, 2011	$11,300,920	$7,985,826	$13,230,019	$32,516,765

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal and Delaware state tax returns. The Fund’s federal tax returns remain open for examination for the years ended December 31, 2007 through December 31, 2010. The Fund’s Delaware state tax returns remain open for examination for the years ended December 31, 2006 through December 31, 2010. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

F. When-Issued and Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund records when-issued or delayed-delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked-to-market daily and begin earning interest on the settlement date. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

G. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund’s exposure to changing security prices and to generate income. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked-to-market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid and the exposure to the risk that the counterparty would be unable to meet the terms of the contract. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the option will be exercised and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund did not have any written call option transactions during the six-month period ended June 30, 2011, and the Fund held no contracts at June 30, 2011. As such, there was no effect of derivative instruments on the Statement of Assets and Liabilities or the Statement of Operations as of June 30, 2011.

H. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Net realized and unrealized gains and losses on foreign currency shown on the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain or loss are disclosed separately.

I. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Hottinger Capital Corp. (“HCC”), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund’s advisor (the “Advisor”). The Fund pays the Advisor an annual fee based on its month-end net assets which is accrued daily and calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million and 0.45% of such assets in excess of $800 million. The Fund paid Hottinger & Cie (Zurich) $80,793 in brokerage commissions for the six months ended June 30, 2011.

The Fund and the Advisor have agreed to share equally certain common expenses subject to review by the Audit Committee of the Board. During the six months ended June 30, 2011, $9,325 of expenses incurred in connection with publicizing the Fund were shared equally by the Fund and the Advisor.

Certain officers and Directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

Note 3—Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration and portfolio accounting services to the Fund, American Stock Transfer & Trust Company is the Fund’s transfer agent, and Citibank, N.A. serves as the Fund’s custodian. The Fund pays these service providers an annual fee, which is accrued daily and paid monthly.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or the Advisor $39,468 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $52,661 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

$45,152. In addition, the Fund pays each disinterested Director $1,300 for each Board meeting attended and pays each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value added to the Fund. In addition, the Fund reimburses Directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

From time to time, fees or expenses incurred by the Fund may be voluntarily reduced or reimbursed by one or more of the Fund’s service providers. For the six months ended June 30, 2011, the Administrator voluntarily waived $6,000 of its fee. Voluntary fee reductions and expense reimbursements are not subject to recoupment in subsequent fiscal periods and may be stopped at any time.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 214,725 of the 30,598,606 shares outstanding on June 30, 2011. Transactions in capital shares were as follows:

	For the Six Months Ended June 30, 2011		For the Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Dividends Reinvested	559,132	$7,493,480	—	$—
Repurchased from Buyback	(269,153)	(3,783,384)	(2,102,800)	(24,485,169)

Net Increase (Decrease)	289,979	$3,710,096	(2,102,800)	$(24,485,169)

Note 5—Federal Income Tax and Investment Transactions

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The tax character of distributions paid during 2010 was as follows:

2010
Ordinary Income	$6,887,686
Long-Term Capital Gains	8,010,348

Total	$14,898,034

Under current tax law, capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had $21,404 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

At December 31, 2010, the Fund had no capital loss carryover.

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$311,230
Undistributed Long-Term Capital Gains	21,134,060
Accumulated Capital and Other Losses	(21,404)
Unrealized Appreciation	163,595,178

Total	$185,019,064

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended June 30, 2011 were $139,626,661 and $173,469,315, respectively.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years beginning after December 22, 2010. The Modernization Act allows RICs to generally carry forward net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Prior to the enactment of the Modernization Act, capital losses could be carried forward for eight years as short-term capital losses irrespective of the character of the original loss. Loss carryforwards from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Modernization Act further provides that losses arising in taxable years after December 22, 2010 must be utilized prior to loss carryforwards arising in taxable years beginning prior to December 22, 2010.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange (“NYSE”) in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s NAV per share without creating a meaningful adverse effect upon the Fund’s expense ratio.

On December 23, 2009, the Fund announced a stock repurchase program effective for the duration of 2009 and 2010. Under the program, the Fund was authorized to make open-market repurchases of its common stock of up to $30 million. The Fund has extended the repurchase program into 2011 until the $30 million repurchase is complete. The Fund expected to repurchase its common stock when the discount to NAV of the trading price of its common stock on NYSE was greater than 5% subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Advisor to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner. During the period from January 1, 2011 through June 30, 2011, the Fund repurchased and retired 269,153 shares at an average price of $14.06 per share (including brokerage commissions) and at a weighted average discount of 10.10%. These repurchases had a total cost of $3,783,384 (including brokerage commissions). This difference between the Fund’s NAV and the price of the repurchases resulted in a $0.01 increase to the Fund’s NAV per share.

The Fund did not repurchase any shares pursuant to its stock repurchase program during June, 2011. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable.

Note 7—Tender Offers

On January 25, 2011, the Fund announced a one-time tender offer program (the “Program”), which was approved by the Fund’s Board as a result of a stockholder proposal approved at the Fund’s 2010 Annual Meeting of Stockholders, and as part of an effort to provide limited liquidity for its stockholders at a price representing a smaller discount (2%) than the Fund’s recent market price discount to its NAV. Under the Program, the Fund’s Board approved up to two tender offers for 2011, each for up to 5% of the Fund’s shares at a price equal to 98% of the Fund’s NAV per share, if the Fund’s shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

At the conclusion of the first twelve-week measurement period, which began on March 1, 2011, and concluded on May 24, 2011, the Fund’s shares traded at an average discount to NAV of 10.23%. As a result, commencing on June 1, 2011, the Fund conducted a self tender offer (the “Offer”) to its stockholders in accordance with the Program. Pursuant to the Offer, the Fund offered to purchase up to 5% of its issued and outstanding shares of common stock at a price equal to 98% of its NAV per share, as determined by the Fund on July 1, 2011. The Offer terminated on June 30, 2011.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

The second measurement period commenced on August 1, 2011 and will end on October 24, 2011.

Note 8—Capital Commitments

As of June 30, 2011, the Fund invested in private equity partnerships and preferred stock. The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amounts disbursed to the private equity partnerships and to the issuer of preferred stock are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitments	Fair Value as of June 30, 2011
Private Equity Limited Partnerships — International (a)
Aravis Biotech II LP	$3,859,857	$1,255,998	$2,444,821
Zurmont Madison Private Equity LP	16,627,078	3,363,050	10,785,198
Preferred Stock — International
EyeSense AG, Series C (b)	3,325,423	665,084	3,658,230

*	The original capital commitment represents 3,250,000, 14,000,000 and 2,800,006 Swiss francs for Aravis Biotech II LP, Zurmont Madison Private Equity LP and EyeSense AG, respectively. The exchange rate as of June 30, 2011 was used for conversion and equals 0.8420.

(a)	This category includes two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of a partnership. If these investments were held, it is estimated that the underlying assets of each partnership would be realized over 4 to 6 years.

(b)	The unfunded commitment for this security represents future payments contingent upon contractual milestones achieved by EyeSense.

Note 9—New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements has not been determined.

Note 10—Subsequent Events

Management has evaluated subsequent events through the date this report was available to be issued. Other than the events listed below, there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Approximately 15,059,832 shares of the Fund’s common stock, or approximately 49% of the Fund’s issued and outstanding common stock, were tendered in the Offer described in Note 7. As a result, the Offer was oversubscribed and, pursuant to the terms of the Offer, not all of the shares that were tendered were accepted for payment by the Fund. Under the final proration calculation, approximately 10.16% of the Fund’s shares that were tendered were accepted for payment. The Fund repurchased and retired 1,530,131 shares at a price of $15.81 per share, resulting in an aggregate repurchase price of $24,191,371. This difference between the Fund’s NAV and price of repurchases resulted in a gain to the Fund of $489,642, a $0.02 increase to the Fund’s NAV per share.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Advisory Agreement Approval

At a meeting on June 22, 2011, the Fund’s Independent Directors met in executive session to consider the proposal to approve a renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with Hottinger Capital Corporation (“HCC”). They carefully evaluated information that they deemed necessary to enable them to determine that the continuation of the Agreement would be in the best interests of the Fund and its stockholders. Their evaluation included information concerning the Fund’s performance and expenses (including the fees paid to HCC for its services), the nature, extent and quality of the services HCC provided to the Fund, the financial position and profitability of HCC, and other benefits that HCC or its parent derived from managing the Fund.

The Independent Directors reviewed the Fund’s investment performance, determining that the relevant measures should be in terms of its net asset value as measured in Swiss francs because the Fund’s portfolio securities and cash were denominated in Swiss francs and because, as a matter of policy, the Fund did not hedge its currency exposure. On that basis, the Independent Directors compared the Fund’s one-, three-and five-year investment performance as well as its longer term performance with the performance of (i) the Swiss Performance Index (“SPI”), (ii) a peer group of Swiss equity investment funds of comparable or larger size managed by Swiss advisers with publicly available performance information, (iii) the Swiss iShares traded on the New York Stock Exchange, and

(iv) the Swiss Market Index (the “SMI”), another, less diversified, Swiss market index. In comparing the Fund’s performance with the performance of the SPI and the SMI, the Independent Directors considered the fact that, unlike the Fund, the performance of the indices did not include the impact of any expenses. The Independent Directors noted that the during 2010 the Fund’s return of 7.6% clearly outperformed the 2010 return of 2.9% for the SPI and -1.7% for the SMI, as well as the 3.2% 2010 return of Swiss iShares, a marked improvement from 2009. The Independent Directors also noted that the Fund’s investments were consistent with its management philosophy and that the Fund’s performance for the cumulative period from December 31, 1996 to April 30, 2011 was, in the aggregate, above that of its peer group for the same period, over 21% above the return of Swiss iShares during that period and over 50% above the return of the SMI during that period, despite being approximately 22% below the SPI for that period. The Independent Directors determined that the Fund’s performance during 2010 and overall performance was satisfactory.

The Independent Directors noted that even though the market price per share of the Fund was lower than its net asset value per share, as has been the case in the past, they determined that this was essentially unrelated to HCC’s investment performance.

The Independent Directors also evaluated the fees HCC charged the Fund for investment advisory services as compared to the fees paid by U.S. registered closed-end European country funds. The Independent Directors determined that the fees paid to HCC, even when combined with the seven basis point administration fee paid to the Fund’s unaffiliated Administrator, were the lowest in the group based on March 31, 2011 data. The Independent Directors determined that the combined investment advisory fee and admin-

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

istration fee was also lower than the fees HCC’s parent charged to its private advisory clients and to a Luxembourg-based fund it managed with similar investment objectives and strategies.

The Independent Directors separately considered the fees charged by HCC including breakpoints at various asset levels. They noted that breakpoints allowed the Fund to share in economies of scale as its asset base grew. They further noted that in 2008 HCC had voluntarily offered and had agreed to further adjust the breakpoints in its fees by introducing a new breakpoint of 0.45% of month-end net assets in excess of $800 million at a time when Fund assets were $624 million. As a result of the Fund’s improved performance during 2010, the Fund’s net assets at May 25, 2011 were $497 million, an increase from $467 million at year-end 2010 and $433 million at year-end 2009, despite $31.9 million of distributions to stockholders and share repurchases during 2010 (net of $7.5 million of shares issued in January 2011 due to reinvestment of distributions).

The Independent Directors evaluated the nature of the Fund, the creativity of HCC in developing the Fund’s investment strategies, and the complexity of the Swiss securities market. The Independent Directors acknowledged that expansion of the Fund’s investment policies over the past five years to permit investments in private equity and real estate, the use of options and the increasing allocations to small- and mid-cap investments after the 2007 rights offering, had required additional effort on the part of HCC. The Independent Directors determined that HCC’s services to the Fund were highly professional and that the qualifications and number of HCC personnel, the availability of company research and market and financial information from HCC’s parent in Switzerland were all desirable factors. The Independent Directors took into con-

sideration that the chief executive officer of HCC had been replaced during 2009 and that the chief executive officer was fully qualified to serve in that capacity. The Independent Directors also considered that HCC had increased its professional staff in 2010, adding experienced portfolio management personnel. Finally, the Independent Directors reviewed certain matters raised by the Swiss banking regulator with respect to the banking arm of the Hottinger group, HCC’s parent.

The Independent Directors considered the financial condition of HCC, noting that the advisory fees it received from the Fund comprised the majority of its revenue. The Independent Directors concluded that HCC’s financial condition was sound, that it was profitable in 2010 and that the fees from the Fund were reasonable for the services it provided to the Fund. The Independent Directors considered other benefits that HCC or its parent could be considered to derive from its relationship with the Fund including very limited brokerage commissions from executing Fund transactions, and the marketing value of the Fund’s performance in attracting other clients. The Independent Directors determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors and the assistance of independent legal counsel, the Independent Directors concluded that the Fund’s advisory fee rate was reasonable in relation to the service rendered by HCC and therefore approved the continuation of the Agreement.

Results of Annual Meeting of Stockholders

There were 30,688,423 shares of the Fund’s common stock eligible to vote at the Fund’s 2011

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

Annual Meeting of Stockholders held on June 22, 2011. At the Meeting, a quorum was present in person or by proxy and the Fund’s shares were voted on the Proposals presented to the Fund’s stockholders as follows:

1. To elect three Class II Directors to serve for a three year term until the 2014 Annual Meeting of Stockholders:

	For	Withheld	Approval (%)
Richard Brealey	25,968,523	908,212	96.62%
Claus Helbig	25,976,062	900,673	96.65%
Samuel B. Witt, III, Esq.	25,268,695	1,608,039	94.02%

2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2011:

For	Against	Abstain	Approval (%)
26,352,707	298,621	233,440	98.02%

3. To approve a stockholder proposal asking the Board of Directors to consider taking the steps necessary to declassify itself and hold annual elections for all the Directors, regardless of their current remaining terms, as outlined in the Fund’s proxy materials:

For	Against	Abstain	Approval (%)
13,226,092	6,062,510	338,088	67.22%

Approval percentages are based on the total number of votes cast on a particular Proposal and not on the total number of shares present at the Meeting or the total number of shares of the Fund outstanding. If they were, the approval percentages would be lower, as not all shares eligible to vote on each Proposal did so. Broker non-votes were considered shares present for purposes of determining a quorum but were not voted in favor of a Proposal.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

managing the Fund’s portfolio, who help execute the portfolio manager’s decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days be-

fore and after the date on which the Fund affects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Semiannual Report

For the

Six Months Ended

June 30, 2011

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Not applicable.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
				$4,879,076
01/01/11 - 01/31/11	—	—	—	4,879,076
02/01/11 - 02/28/11	75,503	13.6826	75,503	3,843,654
03/01/11 - 03/31/11	84,485	13.7262	84,485	2,681,834
04/01/11 - 04/30/11	55,125	14.2819	55,125	1,893,406
05/01/11 - 05/31/11	54,040	14.7133	54,040	1,095,692
06/01/11 - 06/30/11	—	—	—	1,095,692

Total	269,153	14.0566	269,153	$1,095,692

On December 23, 2009, the Fund announced a stock repurchase program effective for the duration of 2009 and 2010. Under the program, the Fund was authorized to make open-market repurchases of its common stock of up to $30 million. The Fund has extended the repurchase program into 2011 until the $30 million repurchase is complete. The Fund expected to repurchase its common stock when the discount to NAV of the trading price of its common stock on NYSE was greater than 5% subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Advisor to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to procedures.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Swiss Helvetia Fund, Inc.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer
Date August 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer
Date August 24, 2011

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits, Chief Financial Officer
Date August 24, 2011